Post reporting date events	6 Months Ended
Jun. 30, 2024
Text block [abstract]
Post reporting date events
19. Post reporting date events
On July 8, 2024, Aegon began a EUR 200 million share buyback that was announced on May 16, 2024. The share buyback is expected to be completed on December 13, 2024, barring unforeseen circumstances. Aegon engages a third party to execute the buyback transactions on its behalf. The common shares are to be repurchased at a maximum of the average of the daily volume-weighted average prices during the repurchase period. Aegon intends to cancel these shares. The share buyback program will be executed in compliance with the EU’s Market Abuse Regulation.
Aegon has entered into an agreement with its largest shareholder, Vereniging Aegon, to participate in the new EUR 200 million share buyback program. The repurchase of shares from Vereniging Aegon also began on July 8, 2024, and is expected to be completed on December 13, 2024, barring
unforeseen circumstances.
Vereniging Aegon will participate
pro-rata
in the share buyback program based on its combined common shares and common shares B which represent about 18.4% of the total shareholders’ voting rights; this results in a buyback amount of EUR 37 million. The number of common shares that Aegon will repurchase from Vereniging Aegon will be determined based on the daily volume-weighted average price per common share on Euronext Amsterdam
.